Nationwide VLI Separate Account-2
                      Supplement To May 1, 2002 Prospectus

The Board of Directors of the Strong International Stock Fund II has approved a proposal to liquidate the fund. The liquidation is scheduled to take place on February 28, 2003.

Concurrently, Nationwide will eliminate this fund as an investment option under the policy.

The date of this supplement is December 18, 2002. Please keep it with the prospectus for future reference.